UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2026

M3-BRIGADE ACQUISITION V CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42171	98-1781141
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Broadway, 19th Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(212) 202-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	MBAV	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	MBAVU	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	MBAVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Since the announcement of the proposed merger between ReserveOne, Inc., a Delaware corporation (“ReserveOne”) and M3-Brigade Acquisition V Corp., a Cayman Islands exempted company incorporated with limited liability (the “Company”) in July 2025, market conditions impacting the digital asset sector have changed significantly. Following careful consideration of current market dynamics and feedback from investors and other stakeholders, ReserveOne, Inc., and the Company have mutually agreed to (a) terminate the Business Combination Agreement, dated as of July 7, 2025 (the “BCA”) by and among (i) the Company, (ii) ReserveOne, (iii) ReserveOne Holdings, Inc., a Delaware corporation and a wholly owned subsidiary of ReserveOne (“Pubco”), (iv) R1 SPAC Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Pubco, and (v) R1 Company Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Pubco, pursuant to Section 7.1(a) of the BCA (other than certain customary limited provisions that survive the termination pursuant to the terms of the BCA), and (b) engage in the transactions described below in order to provide the Company with additional time to identify and complete a business combination, as well as funding for working capital and payment of certain liabilities. As part of the process, the Company will solicit shareholder approval in connection with a shareholder meeting to extend its business combination period for one additional year from August 2, 2026 to August 2, 2027.

Mutual Termination Agreement

On June 12, 2026, the Company and ReserveOne entered into a Mutual Termination Agreement (the “Termination Agreement”) pursuant to which the parties agreed to mutually terminate the BCA, pursuant to Section 7.1(a) of the BCA (other than certain customary limited provisions that survive the termination pursuant to the terms of the BCA) effective June 12, 2026.

By virtue of the termination of the BCA, each of the Equity PIPE Subscription Agreements, the Convertible Notes Subscription Agreements and the Sponsor Support Agreement (each as defined in the BCA and together, the “Subscription Agreements”) terminated in accordance with their respective terms.

Securities Purchase Agreement

On June 12, 2026, the Company entered into Securities Purchase Agreements (collectively, the “Securities Purchase Agreements”) with MI7 Sponsor, LLC, a Delaware limited liability company and the sponsor of the Company (the “Sponsor”), ReserveOne, Pubco and certain investors (collectively, the “Investors”) named therein. Pursuant to the Securities Purchase Agreements, upon the effectiveness of the Amendments (as defined below), among other things, the Sponsor has agreed to sell, and the Investors have agreed to purchase an aggregate of 4,279,279 Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Shares,”) issuable upon the conversion of the Sponsor’s Class B ordinary shares, par value $0.0001 (the “Class B Shares”), which pursuant to the Securities Purchase Agreements, the Sponsor has agreed to convert to Class A Shares and which the parties have agreed to continue to treat as “Founder Shares” as described in the Securities Purchase Agreements. The Investors will purchase these Class A Shares for a price per share equal to $3.33 (such purchased shares, the “Transferred Shares”) resulting in aggregate gross proceeds to the Sponsor of $14,250,000. Each of the Investors has deposited an amount equal to the purchase price for the Transferred Shares it agreed to purchase into an escrow account with funds to be released upon the closing of the transactions contemplated by the Securities Purchase Agreements (the “Transaction”).

Contemporaneously with the execution of the Securities Purchase Agreements:

●	the Company and ReserveOne entered into the Termination Agreement;

●	the Company and the Investors entered into Joinder Agreements (the “Transferred Shares Registration Rights Joinders”) to that certain Registration Rights Agreement, dated as of July 31, 2024, by and among the Company, the Sponsor and Cantor Fitzgerald & Co. (the “Registration Rights Agreement”), pursuant to which, among other things, (i) the Transferred Shares will be “Registrable Securities” as such term is defined in the Registration Rights Agreement; and (ii) upon the transfer of the Transferred Shares to the Investors, each Investor will join in, and agree to become a party to and be bound by and subject to, certain provisions of the Registration Rights Agreement with respect to the Transferred Shares; and

●	the Company, the Sponsor and the Investors entered into Joinder Agreements (the “Transferred Shares Letter Agreement Joinders”) to that certain Letter Agreement, dated as of July 31, 2024 (the “Letter Agreement”), pursuant to which, among other things, upon the transfer of the Transferred Shares to the Investors, each Investor will join in, and agree to become a party to and be bound by and subject to, the provisions set forth in Sections 1, 2, 6, 7, 11, and 13 through 20 of the Letter Agreement applicable to the Sponsor as such terms relate to the transfer of the Transferred Shares.

The closings of the Transactions shall take place upon the effective date of certain contemplated amendments to the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) (as discussed below), subject to certain closing conditions including, among others, that (i) the Termination Agreement continues to be in full force and effect and has not been rescinded, withdrawn, or otherwise become ineffective, and (ii) the termination of the Subscription Agreements continues to be in full force and effect and has not been rescinded, withdrawn, or otherwise become ineffective.

The Securities Purchase Agreements contain mutual releases by the Company, the Sponsor, ReserveOne and Pubco, on the one hand, and the Investors, on the other hand, for all claims known and unknown, arising out of or in connection with (i) the Subscription Agreements, (ii) the BCA, and (iii) the termination of any of the foregoing. If the transactions contemplated by the Securities Purchase Agreements have not closed on or before August 2, 2026, the Investors may terminate their respective Securities Purchase Agreements and receive a return of their funds held in escrow, in accordance with the terms of the Securities Purchase Agreements.

Contemporaneously with the execution and delivery of the Securities Purchase Agreements, ReserveOne, Pubco and the Company withdrew the Registration Statement on Form S-4 (Registration No. 333-279951) declared effective by the Securities and Exchange Commission (the “SEC”) on May 13, 2026.

A portion of the net proceeds from the sale of the Transferred Shares is expected to be used by the Sponsor to make one or more loans to the Company up to an aggregate of $4,000,000 for purposes of paying “Covered Expenses” (as defined in the Securities Purchase Agreement), which consist of accrued expenses of the Company that are due and payable by the Company as of the closing of the Transaction.

Shareholder Meeting

The Company intends, as promptly as practicable after the execution of the Securities Purchase Agreements, to prepare and file with the SEC a proxy statement for the purpose of soliciting proxies from the Company’s shareholders to approve, at an extraordinary general meeting of the Company’s shareholders (the “Shareholder Meeting”), amendments to its Articles, to, among other things: (i) extend the date by which the Company must consummate an initial business combination by 12 months (from August 2, 2026 to August 2, 2027); (ii) permit the Company, following the effective date of the amendments after all redemptions pursuant to the exercise of redemption rights arising in connection with the amendments have been settled, to withdraw up to an aggregate amount of interest earned on the funds held in the Company’s trust account in an amount equal to $0.10 for each Class A Share issued in the Company’s initial public offering that is not redeemed and remains outstanding immediately following the effective date of the amendments, of which (a) $1,000,000 will be used to fund working capital and pay certain ordinary course expenses of the Company and (b) any amounts in excess of such $1,000,000 will be used to pay Covered Expenses; (iii) change the Company’s legal name to Velos Acquisition I Corp.; (iv) remove Article 49.12 (the fairness opinion requirement) from the Articles in its entirety; and (v) such other modifications to the Articles as may be necessary to give effect to amendments (i) – (iv) (such amendments to the Articles, the “Amendments” and such proposals to be presented at the Shareholder Meeting, the “Amendment Proposals”).

Voting and Non-Redemption Agreements

On June 12, 2026, the Company, the Sponsor, ReserveOne and Pubco entered into Voting Support and Non-Redemption Agreements (the “Voting and Non-Redemption Agreements”) with certain investors (such investors entering the Voting and Non-Redemption Agreements, collectively, the “Voting and Non-Redemption Shareholders”) pursuant to which the Voting and Non-Redemption Shareholders have agreed not to redeem up to an aggregate of approximately 16,000,000 Class A Shares in connection with the Amendments. Pursuant to the Voting and Non-Redemption Agreements, the Voting and Non-Redemption Shareholders have agreed to vote in favor of the Amendment Proposals at the Shareholder Meeting. The Voting and Non-Redemption Agreements provide that the Sponsor will transfer up to an aggregate of 8 million private placement warrants (the “Private Placement Warrants”) held by the Sponsor to the Voting and Non-Redemption Shareholders in consideration for the Voting and Non-Redemption Shareholders’ agreement to hold and not redeem their Class A Shares in connection with the Amendments.

Contemporaneously with the execution of the Voting and Non-Redemption Agreements:

●	the Company and ReserveOne entered into the Termination Agreement;

●	the Company and the Voting and Non-Redemption Shareholders entered into Joinder Agreements (the “Private Placement Registration Rights Joinders”) to the Registration Rights Agreement, pursuant to which, among other things, (i) the transferred Private Placement Warrants will be “Registrable Securities” as such term is defined in the Registration Rights Agreement; and (ii) upon the transfer of the Private Placement Warrants to the Voting and Non-Redemption Shareholders, each Voting and Non-Redemption Shareholder will join in, and agree to become a party to and be bound by and subject to, the provisions of the Registration Rights Agreement; and

●	the Company, the Sponsor and the Voting and Non-Redemption Shareholders entered into Joinder Agreements (the “Private Placement Letter Agreement Joinders”) to the Letter Agreement, pursuant to which, among other things, upon the transfer of the Private Placement Warrants to the Voting and Non-Redemption Shareholders, each Voting and Non-Redemption Shareholder will join in, and agree to become a party to and be bound by and subject to, the provisions set forth in Section 7 of the Letter Agreement applicable to the Sponsor as such terms relate to the transfer of the Private Placement Warrants.

The Voting and Non-Redemption Agreements provide that as soon as practicable following the closing of the transactions contemplated by the Voting and Non-Redemption Agreements, the Company will prepare and file with the SEC a Registration Statement on Form S-1 (the “Form S-1”) covering the resale of all Class A Shares purchased by the Voting and Non-Redemption Shareholders from Cantor Fitzgerald & Co., if any, for an offering to be made on a continuous basis pursuant to Rule 415 promulgated by the SEC pursuant to the Securities Act of 1933, as amended. The Company will use its commercially reasonable efforts to cause the Form S-1 to be declared effective by the SEC as promptly as possible after the filing thereof.

The Voting and Non-Redemption Agreements contain mutual releases by the Company, the Sponsor, ReserveOne and Pubco, on the one hand, and the Voting and Non-Redemption Shareholders, on the other hand, for all claims known and unknown, arising out of or in connection with the Equity PIPE Subscription Agreements and/or the Convertible Notes Subscription Agreements.

Voting Agreements

On June 12, 2026, the Company, the Sponsor, ReserveOne and Pubco entered into Voting Support Agreements (the “Voting Agreements”) with certain unaffiliated third parties (collectively, the “Voting Shareholders”) pursuant to which the Voting Shareholders agreed to vote in favor of the Amendment Proposals.

The Termination Agreement and forms of the Securities Purchase Agreement, the Transferred Shares Registration Rights Joinder, the Transferred Shares Letter Agreement Joinder, the Voting and Non-Redemption Agreement, the Private Placement Registration Rights Joinder, the Private Placement Letter Agreement Joinder and Voting Agreement are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8 respectively, to this Current Report on Form 8-K, and the foregoing descriptions are qualified in their entirety by reference to the full text thereof, the terms of which are incorporated by reference herein.

Item 1.02. Termination of a Material Definitive Agreement.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the termination of the BCA, the Subscription Agreements and the Sponsor Support Agreement is incorporated by reference herein and made a part hereof.

Item 8.01. Other Events

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein and made a part hereof.

As previously announced in a definitive proxy statement filed with the SEC on May 13, 2026, the Company scheduled an extraordinary meeting of shareholders on June 15, 2026 for purposes of considering the BCA and related matters (the “BCA Meeting”). In addition, the Company announced in definitive additional materials on Schedule 14A filed with the SEC on June 10, 2026, a postponement of the BCA Meeting to Thursday June 18, 2026.

In connection with the termination of the BCA pursuant to the Termination Agreement as described above, the Company’s board of directors (the “Board”) has approved the cancellation of the BCA Meeting and will not be soliciting shareholder approval of the proposals set forth in the Company’s previously filed definitive proxy statement.

Following the termination of the BCA pursuant to the Termination Agreement and the Company’s contemporaneous entry into the Securities Purchase Agreements, the Transferred Shares Registration Rights Joinders, the Transferred Shares Letter Agreement Joinders, the Voting and Non-Redemption Agreements, the Private Placement Registration Rights Joinders, the Private Placement Letter Agreement Joinders and Voting Agreements, the Company intends to conduct the Shareholder Meeting described above to seek shareholder approval of the Amendments.

On June 12, 2026, the Company issued a press release announcing the cancellation of the BCA Meeting and related matters. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Mutual Termination Agreement, dated as of June 12, 2026, by and between the Company and ReserveOne.
10.2	Form of Securities Purchase Agreement, dated of June 12, 2026, by and among the Company, ReserveOne, the Sponsor, Pubco and the Investors.
10.3	Form of Joinder Agreement to the Registration Rights Agreement (Transferred Shares), dated as of June 12, 2026, by and between the Company and the Investors.
10.4	Form of Joinder Agreement to the Letter Agreement (Transferred Shares), dated as of June 12, 2026, by and between the Company and the Investors.
10.5	Form of Voting Support and Non-Redemption Agreements, dated as of June 12, 2026, by and among, the Company, the Sponsor, ReserveOne, Pubco and the Voting and Non-Redemption Shareholders.
10.6	Form of Joinder Agreement to the Registration Rights Agreement (Private Placement Warrants), dated as of June 12, 2026, by and between the Company and the Voting and Non-Redemption Shareholders.
10.7	Form of Joinder Agreement to the Letter Agreement (Private Placement Warrants), dated as of June 12, 2026, by and between the Company and the Voting and Non-Redemption Shareholders.
10.8	Form of Voting Support Agreement, dated as of June 12, 2026, by and among the Company, the Sponsor, ReserveOne, Pubco and the Voting Shareholders.
99.1	Press Release dated June 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M3-Brigade Acquisition V Corp.

Date: June 12, 2026	By:	/s/ Robert Rivas Collins
		Name:	Robert Rivas Collins
		Title:	Chief Executive Officer